EXHIBIT 10.71

ARP-HCI-02-XOL-FLD-14

DOC: May 20, 2015

ENDORSEMENT NO. 1

to the

EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

NATIONAL LIABILITY & FIRE INSURANCE COMPANY

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Contract has been amended as follows:

ARTICLE 4 – TERRITORY shall now read as follows:

The territorial limits of this Contract shall be identical with those of the Reinsured’s Policies.

SUBPARAGRAPH (b) OF PARAGRAPH (1) OF ARTICLE 11 – FLORIDA HURRICANE CATASTROPHE FUND shall read as follows:

90.0% of $975,000,000 excess of $345,000,000 (mandatory layer) for Contract Year effective June 1, 2015.

PARAGRAPH (5) OF ARTICLE 18 – CONFIDENTIALITY shall read as follows:

With regard to any personally identifiable information of the insured under the Reinsured’s Policy to which the Reinsurer or its representatives may have access, the Reinsurer shall agree to be bound by the insurance privacy laws of the state in which the Policy is issued and any applicable U.S. federal law and shall keep such information secure in accordance with U.S. insurance industry standards or that of the Reinsurer’s country of domicile, whichever standards are higher.

All other Terms and Conditions remain unchanged.

ARP-HCI-02-XOL-FLD-14	Endorsement No. 1 – BRK

DOC: May 20, 2015

Signed in                                 , on this                      day of                     , 20

NATIONAL LIABILITY & FIRE INSURANCE COMPANY

BY:

TITLE:

Signed in                                 , on this                      day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-XOL-FLD-14	Endorsement No. 1 – BRK

DOC: May 20, 2015